
                                 EXHIBIT 10.6.2


U.S.  BANK CREDIT FACILITY
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                                 PROMISSORY NOTE
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-------------------- ---------------- --------------- ------------- -------- -------------- ----------------- ----------- ----------
     PRINCIPAL          LOAN DATE        MATURITY       LOAN NO.     CALL     COLLATERAL        ACCOUNT        OFFICER    INITIALS
    $586,308.26        02-28-2001       03-01-2003        2784                    240          1105510939       DJS64
-------------------- ---------------- --------------- ------------- -------- -------------- ----------------- ----------- ----------

REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN
OR ITEM
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BORROWER:      HI-SHEAR TECHNOLOGY, CORP.                              LENDER:    U.S. BANK NATIONAL ASSOCIATION
               24225 GARNIER ST.                                                  4100 NEWPORT PLACE, SUITE 120
               TORRANCE, CA  90505                                                NEWPORT BEACH, CA  92660

====================================================================================================================================


PRINCIPAL AMOUNT: $586,308.26                    DATE OF NOTE: FEBRUARY 28, 2001

PROMISE TO PAY. Hi-Shear Technology, Corp. ("Borrower") promises to pay to U.S. Bank National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Eighty Six Thousand Three Hundred Eight & 26/100 Dollars ($586,308.26) together with interest on the unpaid principal balance from February 23, 2001, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 24 principal payments of $23,452.33 each and one final principal and interest payment of $23,616.51. Borrower's first principal payment is due March 1, 2001, and all subsequent principal payments are due on the same day of each month after that. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date. Borrower's first interest payment is due March 1, 2001, and all subsequent interest payments are due on the same day of each month after that. Borrower's final payment due March 1, 2003, will be for all principal and accrued interest not yet paid. The annual interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime Rate. This is the Prime Rate as published in the West Coast edition of The Wall Street Journal "Money Rates" column. When a range of rates has been published, the higher of the rates will be used (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points over the Index. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT.
Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Borrower is in default under any other note, security agreement, lease agreement or lease schedule, loan agreement or other agreement, whether now existing or hereafter made, between Borrower and U.S. Bancorp or any direct or indirect subsidiary of U.S. Bancorp. (g) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (h) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (i) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.500 percentage points over the Index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Sacramento County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of California.

COLLATERAL. Borrower acknowledges this Note is secured by in addition to any other collateral, a Deed of Trust dated June 9, 1999 to Lender on real property located in Los Angeles County, State of California. That agreement contains the following due on sale provision: Lender may, at its option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

LATE CHARGE. If a payment is 15 days or more past due, Borrower will be charged a late charge of 5% of the delinquent payment.

JURY WAIVER. Lender and Grantor (which may also be referred to as Trustor or Borrower) hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other.

RENEWAL AND EXTENSION. This Note is given in renewal and extension and not in novation of the following described indebtedness: That certain Promissory Note dated June 9, 1999 in the amount of $1,200,000.00 executed by Borrower payable to Lender. It is further agreed that all liens and security interest securing said indebtedness are hereby renewed and extended to secure the Note and all renewals, extensions and modifications thereof.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its right or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Hi-Shear Technology, Corp.

By:  /s/ George W. Trahan                          By:  /s/ Thomas R. Mooney
     -------------------------------               -----------------------------
     Authorized Officer, Title                     Authorized Officer, Title
     GEORGE W. TRAHAN, PRESIDENT/CEO/CO-CHAIRMAN   THOMAS R. MOONEY, CO-CHAIRMAN

LENDER:

U.S. Bank National Association


By   /s/ Linda E. Claire
     ---------------------------
     Authorized Officer